Exhibit 99.2

THE RECEIVABLES POOL

General

For the criteria applicable to the selection of the receivables, see “The Receivables Pool- Criteria Applicable to the Selection of Receivables” in the prospectus. For the underwriting criteria related to the receivables, see “Acquisition and Underwriting” in the prospectus. For a description of the representations and warranties and repurchase obligations regarding the receivables, see “The Transfer Agreements and the Servicing Agreements-Sale and Assignment of Receivables” in the prospectus.

The following tables describe the pool of receivables as of August 31, 2018 (the “updated pool date”).

Each of the percentages and averages in the tables is computed on the basis of the amount financed of each receivable as of the updated pool date. The “Weighted Average Annual Percentage Rate of all Receivables in Pool” and “Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool” in the following table are based on weighting by amount financed and remaining term of each receivable, each as of the updated pool date. The “Weighted Average Original Maturity” in the following table is based on weighting by original undiscounted principal balance of each receivable as of its date of origination. “Loan-to-Value Ratio” with respect to a receivable means the original undiscounted principal balance divided by the estimated vehicle value, multiplied by 100. The estimated vehicle value for a new vehicle is the dealer invoice cost of the vehicle. The estimated vehicle value for a used vehicle is the value received by Ally Financial or Ally Bank from the dealer, independently validated by Ally Financial or Ally Bank, based on a market guide, such as Blackbook, indicating the value of the vehicle and the source from which that value was determined. “Weighted Average Loan-to-Value Ratio” is based on a weighting by original undiscounted principal balance of each receivable as of its date of origination. A FICO score is a measurement designed by Fair, Isaac & Company and calculated by the major credit bureaus using collected information to assess credit risk. “Weighted Average FICO Score” is based on a weighting by original undiscounted principal balance of each receivable as of the updated pool date and excludes receivables with respect to which the obligor is a business account and receivables for which no FICO score is available. Of the 5,137 FICO scores excluded from the Weighted Average FICO Score, 5,064 or 98.58%, are business accounts and the remaining 73 or 1.42%, are accounts for which FICO scores are unavailable. In the table “Distribution of the Receivables Pool by FICO Score,” those excluded accounts make up the “Business Accounts and Unavailable” category. Percentages may not equal 100.00% due to rounding.

Composition of the Receivables Pool—(Total: New and Used) as of August 31, 2018

Aggregate Amount Financed	$537,640,787.96
Number of Contracts in Pool	45,199
Average Amount Financed	$11,894.97
Weighted Average FICO Score	735.84
Weighted Average Loan-to-Value Ratio	94.29
Weighted Average Annual Percentage Rate of all Receivables in Pool	5.49%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	5.65%
Discount Rate Applied to Receivables in Pool with Annual Percentage Rates at or below	0.00%
Weighted Average Original Maturity (in months)	66.62
Weighted Average Remaining Maturity (in months) (Range)	39.69
(1 to 72 Months )
Percentage of New Cars and Light Trucks in Pool	69.83%
Percentage of Used Cars and Light Trucks in Pool	30.17%
Percentage of Cars in Pool	33.19%
Percentage of Light Trucks in Pool	66.81%
Percentage of Subvented Receivables in Pool	3.67%
Percentage of Non-Subvented Receivables in Pool	96.33%

Composition of the Receivables Pool—(New) as of August 31, 2018

Aggregate Amount Financed	$375,447,380.02
Number of Contracts in Pool	26,364
Average Amount Financed	$14,240.91
Weighted Average FICO Score	741.64
Weighted Average Loan-to-Value Ratio	88.20
Weighted Average Annual Percentage Rate of all Receivables in Pool	4.91%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	5.11%
Weighted Average Original Maturity (in months)	66.36
Weighted Average Remaining Maturity (in months) (Range)	39.82
(1 to 72 Months )
Percentage of Subvented Receivables in Pool	5.23%
Percentage of Non-Subvented Receivables in Pool	94.77%

Composition of the Receivables Pool—(Used) as of August 31, 2018

Aggregate Amount Financed	$162,193,407.94
Number of Contracts in Pool	18,835
Average Amount Financed	$8,611.28
Weighted Average FICO Score	723.81
Weighted Average Loan-to-Value Ratio	108.53
Weighted Average Annual Percentage Rate of all Receivables in Pool	6.85%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables in Pool	6.85%
Weighted Average Original Maturity (in months)	67.24
Weighted Average Remaining Maturity (in months) (Range)	39.38
(1 to 68 Months )
Percentage of Subvented Receivables in Pool	0.08%
Percentage of Non-Subvented Receivables in Pool	99.92%

Distribution of the Receivables Pool by Annual Percentage Rate—Aggregate as of August 31, 2018

Annual Percentage Rate Range	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
0.00% to 1.00%	1,452	$16,133,783.07	3.00%
1.01% to 2.00%	216	$2,656,184.41	0.49%
2.01% to 3.00%	6,436	$78,575,024.71	14.61%
3.01% to 4.00%	8,018	$97,586,602.04	18.15%
4.01% to 5.00%	7,163	$84,910,640.21	15.79%
5.01% to 6.00%	6,402	$78,950,858.31	14.68%
6.01% to 7.00%	5,311	$64,653,181.25	12.03%
7.01% to 8.00%	3,768	$43,809,517.39	8.15%
8.01% to 9.00%	2,492	$29,447,666.86	5.48%
9.01% to 10.00%	1,710	$18,761,061.81	3.49%
10.01% to 11.00%	1,068	$11,409,008.07	2.12%
11.01% to 12.00%	645	$6,469,062.96	1.20%
12.01% to 13.00%	319	$2,922,899.73	0.54%
13.01% to 14.00%	122	$881,125.33	0.16%
14.01% to 15.00%	52	$354,360.68	0.07%
15.01% to 16.00%	17	$81,675.66	0.02%
16.01% to 17.00%	7	$33,830.79	0.01%
17.01% to 18.00%	1	$4,304.68	0.00%

Total	45,199	$537,640,787.96	100.00%

Distribution of the Receivables Pool by State as of August 31, 2018

The pool of receivables includes receivables originated in all 50 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 3.48% of the aggregate amount financed. Management believes that there are no factors unique to any state or region in which 10% or more of the receivables are located that may materially impact the trust’s ability to pay principal and interest on the notes. The following breakdown by state is based on the billing addresses of the obligors on the receivables:

State	Percentage of Aggregate Amount Financed
Texas	12.39%
California	9.66%
Florida	8.53%
Pennsylvania	5.26%
Illinois	5.21%
North Carolina	3.63%

Distribution of the Receivables Pool by Loan-to-Value Ratio as of August 31, 2018

Loan-to-Value Ratio	Number of Contracts	Average Original Amount Financed	Average Original Estimated Vehicle Value	Percentage of Contracts
Less than 80	12,886	$20,524.20	$33,851.66	28.51%
80 to 90	6,654	$24,110.71	$28,308.55	14.72%
91 to 100	7,035	$24,986.48	$26,185.67	15.56%
101 to 110	6,317	$24,137.71	$22,954.64	13.98%
111 to 120	4,727	$22,031.64	$19,126.82	10.46%
121 to 130	3,743	$20,206.66	$16,112.08	8.28%
131 to 140	2,527	$19,206.09	$14,232.13	5.59%
141 to 150	1,265	$17,019.83	$11,734.75	2.80%
Greater than 150	45	$17,862.61	$11,349.13	0.10%

Total	45,199			100.00%

Distribution of the Receivables Pool by FICO Score as of August 31, 2018

FICO Band	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
Business Accounts and Unavailable	5,137	$56,918,646.75	10.59%
Less than 650	—	—	—
651 - 675	6,342	$76,688,428.88	14.26%
676 - 700	8,455	$102,810,443.85	19.12%
701 - 725	5,665	$70,187,011.39	13.05%
726 - 750	4,304	$52,609,892.80	9.79%
751 - 775	3,439	$42,176,132.81	7.84%
776 - 800	3,556	$42,753,493.93	7.95%
801 - 825	4,475	$51,770,096.33	9.63%
826 - 850	2,957	$32,513,526.71	6.05%
851 - 875	793	$8,427,156.99	1.57%
876 - 900	76	$785,957.52	0.15%

Total	45,199	$537,640,787.96	100.00%

Distribution of the Receivables Pool by Original Term as of August 31, 2018

Original Term (Months)	Number of Contracts	Aggregate Amount Financed	Percentage of Aggregate Amount Financed
60 and less	16,517	$155,898,928.63	29.00%
61 to 72	22,957	$321,391,612.76	59.78%
73 to 75	5,725	$60,350,246.57	11.23%

Total	45,199	$537,640,787.96	100.00%

Distribution of the Receivables Pool by Vehicle Make as of August 31, 2018

Vehicle Make	Percentage of Aggregate Amount Financed
Chevrolet	34.89%
GMC	8.53%
Ford	7.72%
Jeep	7.21%
Ram	5.15%
Nissan	4.67%
Dodge	4.48%
Kia	3.41%
Hyundai	3.36%
Mitsubishi	3.20%

No other vehicle make accounts for more than 3.13% of the aggregate amount financed.

Distribution of the Receivables Pool by Vehicle Model as of August 31, 2018

Vehicle Model	Percentage of Aggregate Amount Financed
Silverado	11.58%
Sierra	4.15%
Ram Pickup	3.81%
Equinox	3.69%
Grand Cherokee	2.93%
Malibu	2.75%
Cruze	2.69%
Wrangler	1.99%
Express	1.89%
Traverse	1.65%

No other vehicle model accounts for more than 1.55% of the aggregate amount financed.